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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        Securities Exchange Act of 1934


                                August 2, 2000
                    ---------------------------------------
               Date of report (Date of earliest event reported)


                             ACT Manufacturing, Inc.
                    ---------------------------------------
            (Exact name of Registrant as specified in its charter)


       Massachusetts                      0-25560                 04-2777507
    -------------------                -------------           ----------------
(State or Other Jurisdiction       (Commission File Number)   (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)


                                 2 Cabot Road
                         Hudson, Massachusetts  01749
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                   (Address of Principal Executive Offices)


                                (978) 567-4000
                   ----------------------------------------
              Registrant's telephone number, including area code


                        Exhibit Index Located on Page 4
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                                      -2-


ITEM 5.  OTHER EVENTS.

     On August 2, 2000, ACT Manufacturing, Inc. (the "Company") completed the acquisition of GSS Array Technology Public Company Limited ("GSS Array"). The Company acquired 99.02% of the issued shares and outstanding options of GSS Array pursuant to a tender offer on the Stock Exchange of Thailand for the purchase price of approximately U.S. $86.6 million. In connection with the acquisition, GSS Array will be delisted from the Stock Exchange of Thailand.

     The Company's press release announcing the definitive agreement is filed as
Exhibit 99.1 to this report and incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The following financial statements and exhibits are filed as part of this report, where indicated:

     (a)  Financial statements of the business acquired.  None.

     (b)  Pro forma financial information.  None.

     (c)  Exhibits.
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Exhibit No.   Description
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99.1          Press release dated August 8, 2000.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ACT Manufacturing, Inc.


Date:  August 9, 2000                    By:  /s/ John A. Pino
                                              ----------------
                                              John A. Pino
                                              Chairman, CEO and President
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                                 EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press release dated August 8, 2000.